UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2020

LAS VEGAS XPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-218746	88-0203182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2831 St. Rose Parkway, Suite # 297 Henderson, NV 89052
(Address of principal executive offices) (zip code)

561-926-3083 (Registrant’s telephone number, including area code)

Copies to: Joseph Cosio-Barron 2831 St. Rose Parkway, Suite # 297 Henderson, NV 89052 415-990-8141 Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Principal Officer

On September 15, 2020, Wanda Witoslawski resigned from her position as Chief Financial Officer of the Las Vegas Xpress, Inc., (the “Company”). Ms. Witoslawski’s resignation was the result of disagreements with the Company relating to practices in the past. Ms. Witoslawski was a member of the Audit committee.

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description

10.1	Letter of Resignation from Wanda Witoslawski

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 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS XPRESS, INC.

Date: September 17, 2020	By:	/s/ Albert Koenigsberg
Name: Albert Koenigsberg
Title: Chief Executive Officer

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